Exhibit 32.1

Certification of Periodic Financial Reports

I, J. Norman Rokosh, of Analytical Surveys, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Analytical Surveys, Inc.

Dated: August 14, 2003

/s/ J. Norman Rokosh

J. Norman Rokosh President and Chief Executive Officer

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